UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2005

(Date of earliest event reported)

COMPUTER NETWORK TECHNOLOGY
CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-13994	41-1356476
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

6000 Nathan Lane North, Plymouth, Minnesota 55442
(Address of principal executive offices, including Zip Code)

Telephone Number (763) 268-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02—Results of Operation and Financial Condition

On May 9, 2005, McDATA Corporation (“McDATA”) and Computer Network Technology Corporation (“CNT”) hosted a conference call and webcast (the “Call”) to outline the post-acquisition go-to-market strategy, combined roadmap and targeted business model for the companies subsequent to the closing of McDATA’s previously announced acquisition of CNT.  A copy of the slide presentation and Q&A used in connection with the Call are furnished as Exhibits 99.1 and 99.2, respectively.

During the Call, CNT announced certain results of operations and financial condition for its fiscal quarter ended April 30, 2005 as set forth on Exhibits 99.1 and 99.2.

The information in this Item 2.02 and Item 7.01 herein is furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of CNT under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of CNT, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 7.01—Regulation FD Disclosure

The information set forth under Item 2.02 of this Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

ITEM 8.01 – Other Events

Pursuant to the terms of the Agreement and Plan of Merger dated as of January 17, 2005, among McDATA, CNT and Condor Acquisition, Inc. (“Condor”), as amended on February 10, 2005 (the “Merger Agreement”), in connection with which Condor would be merged with and into CNT with CNT becoming a wholly-owned subsidiary of McDATA, McDATA offered Mr. Thomas G. Hudson, CNT’s current Chief Executive Officer, a position on McDATA’s board of directors and employment as a senior executive officer of McDATA.  After further discussions, McDATA and Mr. Hudson have determined that although Mr. Hudson will become a member of McDATA’s board of directors upon the closing of the acquisition, Mr. Hudson will not pursue a senior executive position at McDATA.  McDATA and Mr. Hudson are currently in negotiations for Mr. Hudson to become a consultant to, or hold a transitional position with, McDATA subsequent to the closing of the acquisition.  In addition, Dr. Renato A. DiPentima, currently a member of CNT’s board of directors, has agreed to become a member of McDATA’s board of directors upon the closing of the acquisition.

McDATA and Mr. Hudson have agreed that the above-mentioned consulting or transitional position would provide for 12 months compensation continuation with other terms and conditions to be negotiated.

ITEM 9.01 – Financial Statements and Exhibits

(c)           Exhibits

99.1	May 9, 2005 Slide Presentation*
99.2	May 9, 2005 Q&A*

*  Such information is being “furnished” and not “filed.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER NETWORK TECHNOLOGY CORPORATION

	By:	/S/ GREGORY T. BARNUM
Gregory T. Barnum
Chief Financial Officer

Dated: May 9, 2005